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Exhibit 10(b)
LANVISION SYSTEMS, INC.

FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT AMONG LANVISION SYSTEMS, INC., LANVISION, INC. AND ERIC S. LOMBARDO EFFECTIVE JANUARY 1, 1996

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

This Amendment modifies the Employment Agreement among LanVision Systems, Inc., LanVision, Inc., and Eric S. Lombardo dated January 1, 1996 ("Agreement").

Notwithstanding Section 10, Term of the Agreement, the term of the Agreement shall continue through March 31, 2001.


Eric S. Lombardo                   LanVision Systems, Inc. and LanVision, Inc.

/ s / Eric S. Lombardo             By:    /s/ J. Brian Patsy
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                                                  J. Brian Patsy
                                       Chief Executive Officer and President

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             9/25/98                                9/25/98
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             (Date)                                 (Date)




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